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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

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                                   FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF THE
                               SECURITIES ACT OF 1934


                                 FEBRUARY 1, 2001
                 Date of Report (Date of earliest event reported)



                               PEPSIAMERICAS, INC.
                  (Exact Name of Registrant as Specified in Charter)



          DELAWARE                     001-15019                 13-6167838
(State or Other Jurisdiction         (Commission               (IRS Employer
      of Incorporation)              File Number)            Identification No.)

                                  3501 ALGONQUIN ROAD
                            ROLLING MEADOWS, ILLINOIS 60008
            (Address of Principal Executive Offices, including Zip Code)


                                    (847) 818-5000
                   (Registrant's Telephone Number, including Area Code)

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ITEM 5.   OTHER EVENTS

     Reference is made to the press release issued to the public by PepsiAmericas, Inc. on February 1, 2001, announcing financial results for the quarter and year ended December 31, 2000.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)    EXHIBITS.

                99 Press release dated February 1, 2001, announcing financial results for the quarter and year ended December 31, 2000.

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                                  EXHIBIT INDEX

EXHIBIT         DESCRIPTION
-------         -----------
99              Press release dated February 1, 2001, announcing financial results for the quarter and year ended December 31, 2000.


                                    SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 1, 2001                  PepsiAmericas, Inc.

                                             /s/ John F. Bierbaum
                                        ----------------------------------
                                        By:  John F. Bierbaum
                                             Executive Vice President,
                                             Investor Relations

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